UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 10, 2008

CHINA NATURAL GAS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-31539	98-0231607
(Commission	(IRS Employer
File Number)	Identification No.)

19th Floor, Building B, Van Metropolis
Tang Yan Road, Hi-Tech Zone
Xian, 710065, Shaanxi Province
China
(Address of Principal Executive Offices) (Zip Code)

86-29-88323325
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement; and Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 30, 2007, as previously reported, China Natural Gas, Inc. (the “Company”) entered into a Securities Purchase Agreement with Abax Lotus Ltd. (the “Investor”) which was subsequently amended on January 29, 2008 (as amended, the “Purchase Agreement”). Pursuant to the Purchase Agreement the Company, among other things, (i) agreed to issue to the Investor 5.00% Guaranteed Senior Notes due 2014 (the “Senior Notes”) in aggregate principal amount of RMB 145,000,000 (approximately $20,000,000), (ii) granted the Investor an option to purchase up to RMB145,000,000 (approximately $20,000,000) in aggregate principal amount of its Senior Notes (the “First Option Notes”) if such option was exercised on or before March 3, 2008 and subject to the Company meeting certain closing conditions, and (iii) granted the Investor an option to purchase up to RMB 73,000,000 (approximately $10,000,000) in principal amount of its Senior Notes within 30 days following the issuance of the First Option Notes, subject to the Company meeting certain closing conditions.

On March 3, 2008, the Investor exercised its option to purchase the First Option Notes for an additional RMB145,000,000 in aggregate principal amount of Senior Notes. On March 10, 2008, the Company issued Senior Notes for an additional aggregate principal amount of RMB145,000,000 (approximately $20,000,000) representing the First Option Notes for total Senior Notes of RMB290,000,000 (approximately $40,000,000).

A copy of the press release is attached hereto as Exhibit 99.11 and incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibits

99.1	Securities Purchase Agreement, dated December 30, 2007 (Incorporated by reference to Exhibit 99.1 to Form 8-K filed on December 31, 2007)
99.2	Amendment to the Securities Purchase Agreement, dated January 29, 2008, by and among the Company, its subsidiaries and Abax Lotus Ltd. (1)
99.3	Indenture, dated January 29, 2008, by and among the Company and DB Trustees (Hong Kong) Limited, as trustee, relating to the 5.00% Guaranteed Senior Notes due 2014(1)
99.4	Warrant Agreement, dated January 29, 2008, by and among the Company, Mr. Qinan Ji, Deutsche Bank AG, Hong Kong Branch as Warrant Agent and Deutsche Bank Luxembourg S.A. as Warrant Agent(1)
99.5	Equity Registration Rights Agreement, dated January 29, 2008, by and between the Company and Abax Lotus Ltd. (1)
99.6	Investor Rights Agreement, dated January 29, 2008, by and among the Company, its subsidiaries, Mr. Qinan Ji, and Abax Lotus Ltd. (1)
99.7	Information Rights Agreement, dated January 29, 2008. from the Company to Abax Lotus Ltd. (1)
99.8
Onshore Share Pledge Agreement, dated January 29, 2008, over 65% of the Company’s equity interest in Shaanxi Xilan Natural Gas Equipment Co., Ltd., between the Company and DB Trustees (Hong Kong) Limited, as security agent(1)

99.9	Account Pledge and Security Agreement, dated January 29, 2008, by and between the Company and DB Trustees (Hong Kong) Limited as Security Agent(1)
99.10	Press release of China Natural Gas, Inc. dated January 30, 2008(1)
99.11	Press release of China Natural Gas, Inc. dated March 11, 2008
(1) Incorporated by reference to exhibits to Form 8-K filed on January 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA NATURAL GAS, INC. (Registrant)

Date: March 12, 2008	By:	/s/ Qinan Ji
Chief Executive Officer